                                FIRST AMENDMENT


      FIRST AMENDMENT (this "Amendment"), dated as of April 24, 1998, among AMERICAN LAWYER MEDIA HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN LAWYER MEDIA, INC., a Delaware corporation (the "Borrower"), the several lenders from time to time party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION, as Issuing Bank, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


      WHEREAS, Holdings, the Borrower, the Banks, the Issuing Banks, the Administrative Agent and the Arrangers are parties to a Credit Agreement, dated as of March 25, 1998 (the "Credit Agreement"); and

      WHEREAS, subject to the terms and conditions set forth herein, the parties hereto agree as follows;

      NOW, THEREFORE, it is agreed:

I.   Amendment:

      1. The definition of "Consolidated Total Indebtedness" appearing in
Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical phrase "(excluding the Holdings Senior Discount Notes)" appearing therein.

II.  Miscellaneous:

      1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

      3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


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      4. This Amendment shall become effective on the date (the "First
Amendment Effective Date") when Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

      5. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

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   IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                      AMERICAN LAWYER MEDIA HOLDINGS,
                                         INC.


                                      By:       /s/ Anup Bagaria
                                         ----------------------------
                                         Name: Anup Bagaria
                                         Title: Vice President


                                      AMERICAN LAWYER MEDIA, INC.


                                      By:       /s/ Anup Bagaria
                                         ----------------------------
                                         Name: Anup Bagaria
                                         Title: Vice President


                                      BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION, as
                                         Administrative Agent


                                      By:  [Illegible]
                                         ----------------------------
                                         Title: Vice President


                                      BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION, as an
                                         Issuing Bank


                                      By:  /s/ Heidi-Anne Sandquist
                                         ----------------------------
                                         Name:  Heidi-Anne Sandquist
                                         Title: Vice President


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                                      BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION, as a Bank


                                      By:  /s/ Heidi-Anne Sandquist
                                         ----------------------------
                                         Title: Vice President


                                      BANKBOSTON, N.A., as Bank and as an
                                         Issuing Bank


                                      By:  /s/ Jennifer R. Buras
                                         ----------------------------
                                         Name:  Jennifer R. Buras
                                         Title: Director